May 30, 2008
VIA EDGAR CORRESPONDENCE FILING
Mail Stop 3561
United States Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Attention:	H. Christopher Owings
Assistant Director

Re:	Lender Processing Services, Inc.
Registration Statement on Form 10
Filed March 27, 2008 and Amended on May 9 and May 27, 2008
File No. 1-34005
Dear Mr. Owings:
     This letter responds to the Staff’s letter to Lender Processing Services, Inc. (the “Company”), dated May 23, 2008, setting forth your comments to the Company’s Registration Statement on Form 10 referenced above and the information statement filed as Exhibit 99.1 thereto (the “Form 10”). Each response follows the Staff’s comments in bold below.
Exhibit 99.1
Risk Factors, page 8
1.	We note your response to comment 6 in our letter dated April 23, 2008. Please address the following:
•	In the second full risk factor on page 15, you state that neither Fannie Mae nor Freddie Mac will purchase any single family mortgage loans, other than government-insured loans, originated after January 1, 2009 from mortgage originators that have not adopted the Home Valuation Code of Conduct with respect to these loans. This Code of Conduct prohibits the purchase of home mortgage loans by Fannie Mae and Freddie Mac if the associated appraisal is performed by an appraiser that is employed by the lender, a real estate settlement services provider, or a subsidiary of a real estate settlement services provider. Further, Freddie Mac has issued a bulletin indicating that the prohibition in the Code of Conduct applies to independent contractor appraisers as well as employees. You manage the activities of thousands of appraisers who all work as independent contractors, so it appears that Freddie Mac’s bulletin could significantly affect you. In this regard, you state that, “[a]t this time, [you] are unable to predict the ultimate effect of the Code of Conduct on [y]our business or results of operations.” Please discuss in greater detail the risk to you and your results of operations if, based upon your management of independent contractor appraisers, you are covered by the Code of Conduct. We may have further comments based upon your response.
Amendment No. 3 to the Form 10 (“Amendment No. 3”), filed with the Commission today, amends the Form 10 and reflects the Staff’s comment on page 16 of the information statement filed as Exhibit 99.1 thereto (the “amended information statement”).
•	In the last risk factor on page 16, you state that at the time of the spin-off, index funds tied to the Standard & Poor’s 500 Index or other stock indices may be required to sell your common stock. Please discuss this risk in a separate and distinct risk factor.
The Form 10 has been amended to reflect the Staff’s comment on page 17 of the amended information statement by separately and distinctly discussing the S&P 500 risk factor.
Following the spin-off, we will have substantial indebtedness, which could ... page 9
2.	We note your response to comment 7 in our letter dated April 23, 2008. In that response, you state that you do not know the terms of your possible new credit facility but you will amend your document to include the terms when they become known to you. Please revise your document to state that you do not know the terms of your possible new credit facility, if true. Also, please amend your document as appropriate when the terms become known to you.
The Form 10 has been amended to reflect the Staff’s comment on page 9 and elsewhere throughout the amended information statement. The Company has been working with JP Morgan, Bank of America and Wachovia, which are the holders of FIS’s existing Tranche B Term Loans, to structure $1.6 billion of debt that can be placed in the current debt markets. These lenders will act as lead arrangers and placement agents in connection with the new LPS debt. These lenders have advised LPS that it should be able to incur approximately $1.2 billion of debt under a senior secured credit agreement, consisting of $700 million of Term Loan A debt and $485 million of Term Loan B debt, as well as $400 million of senior unsecured notes issued in the Rule 144A market. The amended information statement reflects these terms and the other terms the lenders have indicated are likely to apply, including with respect to the maturities and interest rates on the new debt, amortization schedules and debt issuance costs. It also reflects, in several places, the effect of a 1/8% variance in interest rates on the Company’s annual interest expense.
The Company’s current plan is for the marketing of the debt to be completed on or about June 18, 2008. At that point, the final economic terms of the debt would be set. In the event that these terms were to differ from the terms reflected in the amended information statement (for example, if the final spread on the Term Loan B above LIBOR were higher or lower than the filing reflects), the Company would plan to file an amendment reflecting the final debt terms before the Form 10 becomes effective. Assuming these changes would be the only changes reflected in that amendment, as discussed with Mr. Fieldsend on May 27, 2008, the Company would work with the Staff to achieve the prompt clearance of that amendment.
Capitalization, page 26
3.	We note your response to comment 16 in our letter dated April 23, 2008. Please disclose here and elsewhere in the filing where the new debt is disclosed whether you have a firm signed commitment or agreement for the $1.6 billion in new debt obligations along with the anticipated terms and interest rates when available.
The Company has revised the disclosure on page 27 as requested. As discussed with Mr. Fieldsend, the Company does not have a firm signed commitment for the new debt. However, it is working diligently with its new lenders to place the debt on the terms described in the response to comment 2, above, and will reflect the final debt terms in the information statement prior to effectiveness. Accordingly, the Company does not believe it is relevant to disclose that it does not currently have a firm signed commitment.
Pro Forma Financial Information, page 29
4.	We note your response to comments 14, 16, and 18 in our letter dated April 23, 2008. It appears you have calculated interest using a weighted average interest rate because you do not know what the terms will be of the debt facilities you expect to obtain but for which you do not yet have a commitment from any lenders. Please revise to reflect a calculation of interest expense that is factually supportable and based on either the current interest rate or the interest rate for which you have a commitment. If the actual rate could vary from the rate you depict, please also include disclosures of the effect on income of a 1/8 percent variance in interest rates.
The Company has revised the pro forma financial statements as requested. The interest expense has been based on the current LIBOR rate and the best estimates of the Company and its banks as to the ultimate interest rates on the new debt. As described in the response to comment 2, the Company will amend the pro formas to reflect the final rate prior to effectiveness of the Form 10. The Company has also included disclosure of the effect of a 1/8% variance, as requested.
5.	Please file the executed commitment letter or agreement for new debt financing as an exhibit. See Item 601(b)(10) of Regulation S-K.
As described above, no firm commitment exists. The Company expects that final definitive agreements for its new debt will not be available until the closing of the spin-off. Consistent with the approach in other similar spin-offs (e.g., Verizon’s spin-off of Idearc Inc. in November 2006), the Company plans to file these agreements by Form 8-K at or shortly after the time of the spin-off.
Related Party Transactions, page 34
6.	We note your disclosure that certain of the related party arrangements between you and FIS or FNF will remain in effect for specified periods following the distribution. Please revise your disclosure to clarify whether you anticipate the spin-off will ultimately have the effect of increasing or decreasing the amount of business you will conduct with FIS and with FNF. Also, please clarify in your disclosure if FIS will be prohibited from deciding to provide more of the services itself instead of you continuing to provide the services.
The Form 10 has been amended to reflect the Staff’s comment on page 35 of the amended information statement.
Processing and Services Revenues, page 39
7.	We note that 36.4% of the $205.6 million increase during fiscal 2007 is generated from related party revenues. Please revise your disclosure to discuss whether this suggests a greater dependence on related party transactions and if you expect revenue contributions of this significance to continue in future periods.

The Form 10 has been amended to reflect the Staff’s comment on page 35 of the amended information statement.
Contractual Obligations, page 47
8.	We note your response to comment 27 of our letter dated April 23, 2008 regarding the omission of the $1.6 billion of new debt you expect to incur and the related interest expense until the debt arrangements become finalized. Please note we may have further comment at that time.
The Form 10 has been amended to reflect the Staff’s comment on page 48 of the amended information statement. Please see also the response to comment 2.
Customers, page 56
9.	We note your response to comment 35 in our letter dated April 23, 2008. In the first full risk factor on page 12, you state that Countrywide Financial Corporation and Bank of America are two of the four customers that account for a significant portion of your revenues. In that risk factor and in your Customers subsection on page 56, please disclose the amount of revenue you derive from Bank of America. Also, please disclose your other two significant customers and how much each contributes to your revenue.
The Company does not believe that the requested disclosure is necessary and strongly prefers not to include it. In 2007, none of the Company’s four largest customers accounted for ten percent or more of its aggregate revenue. Therefore, pursuant to Item 101(c)(1)(vii) of Regulation S-K, disclosure of their names or of the revenue provided by each of them is not required. Further, even when added together, the revenues from Bank of America and Countrywide do not amount to ten percent or more of the Company’s consolidated revenues. Information about the Company’s largest customers is confidential under the Company’s agreements with those customers and extremely sensitive from a competitive standpoint and from the standpoint of the Company’s relationships with those customers. The Company believes that the disclosures it has made more than adequately serve the purpose of investor protection. With the Company’s previous filing of Amendment No. 1 to the Form 10, the Company supplementally provided the Staff with the names and amounts of revenues derived from each of the Company’s ten largest customers.
Competition, page 57
10.	We note your response to comment 42 in our letter dated April 23, 2008. Please disclose in your document that you are unable to determine your overall competitive position in the national marketplace, if true, because there is no publicly available information as to the national market for these services.
The Form 10 has been amended to reflect the Staff’s comment on page 59 of the amended information statement.
Legal Proceedings, page 60
11.	We note your response to comment 45 in our letter dated April 23, 2008. In that response, you state that you do not believe that the ultimate disposition of the National Title Insurance of New York Inc. litigation will have a material adverse impact on your financial position. Please disclose this belief in your Legal Proceedings subsection on page 60 or tell us why it is not appropriate for you to do so.
The Company notes the Staff’s comment and calls the Staff’s attention to the fourth bullet point of the Legal Proceedings subsections on pages 61, F-23 and F-38, in which the Company discloses that it does “not believe that the ultimate disposition of these lawsuits will have a material adverse impact on [the Company’s] financial position.”
Long-Term Equity Incentive Awards, page 69
12.	We note your response to comment 52 in our letter dated April 23, 2008. On page 70, you state that Mr. Carbiener received a grant of 5,500 shares of restricted stock because of his “individual performance, his level of responsibility and his work in achieving the successful integration of Certegy and FIS, which is expected to have a substantial impact on the future success of FIS.” In this regard, please disclose what about Mr. Carbiener’s individual performance and his level of responsibility led to his award. Also, please discuss Mr. Carbiener’s duties and responsibilities in the integration of Certegy and FIS and the substantial impact that the integration will have on FIS.
The Form 10 has been amended to reflect the Staff’s comment on page 71 of the amended information statement.
13.	We note your response to comment 53 in our letter dated April 23, 2008. On page 70, you state that Mr. Foley received an option to purchase 400,000 shares of FNRES Holdings, Inc. common stock in consideration of services to be provided and to encourage him to work toward increasing FNRES’s stock price and to achieve the performance goals upon which the vesting of the stock options are contingent. On page 78, you state that these options vest upon the earliest occurrence of either a change in control or a stock price of $20 per share. Please discuss the services to be provided by Mr. Foley to which you refer. Also, please disclose whether there are any other performance goals upon which the options vest. If none, please state.
The Form 10 has been amended to disclose the services provided by Mr. Foley and to clarify that there are no other performance goals on page 71 of the amended information statement.
Certain Relationships and Related Transactions, page 91
14.	We note your response to comment 56 in our letter dated April 23, 2008. On page 91, you state that the transactions and agreements with related parties were not negotiated at arm’s length and that “they may not reflect the terms that could have been obtained from unaffiliated third parties.” Please disclose whether the terms of these transactions and agreements were more or less favorable to you than the terms you would have negotiated with unaffiliated parties. If the terms were less favorable to you, please discuss the reasons that you entered into these transactions and agreements.
The Form 10 has been amended to reflect the Staff’s comment on page 92 of the amended information statement.
Combined Financial Statements, page F-1
15.	We note there have been changes to the amounts previously reported for fiscals 2007, 2006 and 2005 on the face of the financial statements. For example, the increase in accounts payable, accrued liabilities, and other liabilities reported of $16,608 on page F-6 changed by over 22.9% from your previous filing and acquisitions, net of cash acquired changed by 13.9%. These revisions do not appear directly related to the transactions referred to in Note 1 that have yet to be consummated. Please explain why you believe the revisions you made to your financial statements do not require disclosure pursuant to SFAS no. 154.
The Company notes that it made two reclassification adjustments on the face of its financial statements for 2007: one that affected its balance sheet and statement of cash flows and one that only affected the statement of cash flows.
The first adjustment related to a previously unidentified related party payable to FIS of $4.9 million. In the first filing of the Form 10, this amount was reflected on the balance sheet in accounts payable. In the second filing, this amount was reclassified to total parent’s equity in order to be consistent with the balance sheet presentation of all related party balances. The Company made a corresponding change to its statement of cash flows. While the Company notes that this represented a large percentage change within the specific line item on the cash flow statement, as of December 31, 2007 this reclassified amount was less than 1% of total parent’s equity and less than 3% of total liabilities and the related cash flows reclassification represented less than 2% of cash flows from operating activities for 2007.
The second reclassification related to the elimination from the cash flows of the Company of a non-cash contribution of $6 million relating to an acquisition made by the parent which had inadvertently been reflected in the initial filing as a use of cash for investing activity and a contribution of cash from parent (as an offset in the line item net distributions to parent).
The Company believes these changes are immaterial items and thus the Company does not believe they are subject to the disclosures required by SFAS No. 154 in regards to these reclassifications.
Note 2 — Significant Accounting Policies, page F-8
Principles of Combination and Basis of Presentation, page F-9
16.	We note your response to comment 67 in our letter dated April 23, 2008. In that response, you state that all intercompany amounts are netted within parent’s equity. As previously requested, please provide an analysis of these intercompany accounts reconciled to the amounts included in parent’s equity. Please show the amount of cash disbursements, cash borrowings or other payments, cash transfers, and cash collections from operations for each period presented. Please list the transactions and amounts from which the net distribution or contribution is derived. See Question 4 of SAB Topic I:B:1.
To address the Staff’s comment, the Company has inserted a table in its footnotes on Page F-9 of the amended Form 10 breaking out the components of disbursements and receipts that reconciles to the net distribution to parent for each period presented in its annual financial statements.
Note 3 -Transactions with Related Parties, page F-16
17.	We note there have been changes to the amounts previously reported for fiscals 2007, 2006 and 2005 for several line items in the table which details related party revenue and expense items. For example, software development revenue of $32.7 million is $12.7 million, or 39% less than the amount reported in the previous filing. Further, several line item totals for related party revenue and expenses differ from those reported in previous filings for the periods presented. Please explain to us the reason for each change and why total revenues and expenses on the statement of earnings for you remained unchanged for the periods presented.
In the Company’s review of its related party activities for the quarter ended March 31, 2008, the Company discovered an error in identifying related party transactions relating to title plant information expense and has added amounts to that line item of $2.8 million, $1.3 million and $0.9 million for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts were included in total expenses on the face of the income statement, but had not been previously identified as related party activities. The Company also corrected the amount of software development revenues reported as related party activity for 2006 as it had incorrectly included $12.7 million of revenues in this disclosure that were not related party revenues. The Company does not believe that these changes are material items in relation to the overall presentation of its related party activities.
Note 8 — Computer Software, page F-20
18.	We note there have been changes to certain of the amounts previously reported for fiscal 2006 for most of the line items. Please explain to us the reason for each change.
The Company discovered that it had misclassified certain components of its computer software balances and included the gross amounts of some fully amortized and retired assets in its computer software disclosure for 2006. The changes made were to correct the presentation of the components of computer software and remove the cost basis and accumulated amortization relating to the fully amortized and retired assets from its disclosure. However, these corrections did not change the net balance of computer software as presented on the face of the balance sheet for 2006. The Company does not believe that these changes are material items to the overall financial statements.
     * * *
Please do not hesitate to contact Robert S. Rachofsky at 212-259-8088 or me at 212-259-8448 with further questions or comments.
Very truly yours,

/s/ Margarita A. Glinets

Margarita A. Glinets